FRANKLIN INVESTORS SECURITIES TRUST
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX

EXHIBIT NO.             DESCRIPTION                                PAGE NO. IN
                                                                   SEQUENTIAL
                                                                NUMBERING SYSTEM
EX-99.B1(i)             Agreement and Declaration of Trust         *
                        dated December 16, 1986

EX-99.B1(ii)            Certificate of Amendment to Agreement      *
                        and Declaration of Trust dated March
                        13, 1990

EX-99.B1(iii)           Certificate of Amendment to Agreement      *
                        and Declaration of Trust dated March
                        21, 1995

EX-99.B2(i)             By-Laws                                    *

EX-99.B2(ii)            Amendment to By-laws dated February 28,    *
                        1994

EX-99.B5(i)             Management Agreement between Registrant    *
                        and Franklin Advisors, Inc. dated April
                        15, 1987

EX-99.B5(ii)            Administration Agreement between           *
                        Franklin Adjustable U.S. Government
                        Securities Fund and Franklin Advisors,
                        Inc. dated June 3, 1991

EX-99.B5(iii)           Administration Agreement between           *
                        Franklin Adjustable Rate Securities
                        Fund and Franklin Advisors, Inc. dated
                        December 26, 1991

EX-99.B5(iv)            Sub-advisory Agreement between Franklin    *
                        Advisers, Inc. and Templeton Investment
                        Counsel, Inc., on behalf of Franklin
                        Global Government Income Fund Dated May
                        1, 1994

EX-99.B5(v)             Amendment to Administration Agreement      Attached
                        between Franklin Investors Securities
                        Trust on behalf of Franklin Adjustable
                        Rate Securities Fund and Franklin
                        Advisers, Inc. dated August 1, 1995

EX-99.B5(vi)            Amendment to Administration Agreement      Attached
                        between Franklin Investors Securities
                        Trust on behalf of Franklin Adjustable
                        U.S. Government Securities Fund and
                        Franklin Advisers, Inc. dated August 1,
                        1995

EX-99.B6(i)             Form of Amended and Restated               Attached
                        Distribution Agreement between
                        Registrant and Franklin/Templeton
                        Distributors, Inc.

EX-99.B6(ii)            Form of Dealer Agreement between           *
                        Registrant and Franklin/Templeton
                        Distributors, Inc.

EX-99.B8(i)             Custody Agreement between Registrant       *
                        and Bank of America National Trust and
                        Savings Association dated March 12, 1993

EX-99.B8(ii)            Amendment to Custodian Agreement           Attached
                        between Registrant and Bank of America
                        National Trust and Savings Association
                        dated April 12, 1995

EX-99.B8(iii)           Copy of Custodian Agreements between       *
                        Registrant and Citibank Delaware

EX-99.B8(iv)            Global Custody Agreement between The       Attached
                        Chase Manhattan Bank, N.A. and Franklin
                        Investors Securities Trust on behalf of
                        Franklin Global Government Income Fund
                        dated July 28, 1995

EX-99.B10(i)            Opinion and consent of counsel dated       Attached
                        December 26, 1995

EX-99.B11(i)            Consent of Independent Auditors for        Attached
                        Franklin Investors Securities Trust
                        dated December 27, 1995

EX-99.B11(ii)           Consent of Independent Auditors for        Attached
                        Adjustable Rate Securities Portfolio
                        dated December 27, 1995

EX-99.B13(i)            Letter of Understanding dated April 12,    *
                        1995

EX-99.B13(ii)           Letter of Understanding relating to        *
                        Franklin Adjustable Rate Securities Fund

EX-99.B14(i)            Franklin IRA Form                          *

EX-99.B15(i)            Distribution Plan between Franklin         *
                        Global Government Income Fund and
                        Franklin/Templeton Distributors, Inc.,
                        Effective May 1, 1994

EX-99.B15(ii)           Distribution Plan between Franklin         *
                        Short-Intermediate U.S. Government
                        Securities Fund and Franklin/Templeton
                        Distributors, Inc., Effective May 1,
                        1994

EX-9.B15(iii)           Distribution plan between Franklin         *
                        Convertible Securities Fund and
                        Franklin/Templeton Distributors, Inc.,
                        Effective May 1, 1994

EX-99.B15(iv)           Amended and restated Distribution Plan     *
                        between Franklin Adjustable U.S.
                        Government Securities Fund and
                        Franklin/Templeton Distributors, Inc.,
                        Effective July 1, 1993

EX-99.B15(v)            Distribution Plan between Franklin         *
                        Equity Income Fund and
                        Franklin/Templeton Distributors, Inc.,
                        Effective May 1, 1994

EX-99.B15(vi)           Amended and restated Distribution Plan     *
                        between Franklin Adjustable Rate
                        Securities Fund and Franklin/Templeton
                        Distributors, Inc., Effective July 1,
                        1993

EX-99.B15(vii)          Class II Distribution Plan pursuant to     *
                        Rule 12b-1 on behalf of Franklin Global
                        Government Income Fund effective March
                        30, 1995

EX-99.B15(viii)         Class II Distribution Plan pursuant to     Attached
                        Rule 12b-1 on behalf of Franklin
                        Convertible Securities Fund effective
                        September 29, 1995

EX-99.B15(ix)           Class II Distribution Plan pursuant to     Attached
                        Rule 12b-1 on behalf of Franklin Equity
                        Income Fund effective March 30, 1995

EX-99.B16(i)            Schedule for computation of performance    Attached
                        quotation

EX-99.B17(i)            Power of Attorney for Franklin             *
                        Investors Securities Trust dated
                        February 16, 1995

EX-99.B17(ii)           Certificate of Secretary for Franklin      *
                        Investors Securities Trust dated
                        February 16, 1995

EX-99.B17(iii)          Power of Attorney for Adjustable Rate      Attached
                        Securities Portfolios dated February
                        16, 1995

EX-99.B17(iv)           Certificate of Secretary for Adjustable    Attached
                        Rate Securities Portfolios dated
                        February 16, 1995

EX-99.B18(i)            Form of Multiple Class Plan                *

EX-27.B(i)              Financial Data Schedule for Franklin       Attached
                        Global Government Income Fund - Class I

EX-27.B(ii)             Financial Data Schedule for Franklin       Attached
                        Global Government Income Fund - Class II



EX-27.B(iii)            Financial Data Schedule for Franklin       Attached
                        Short-Intermediate U.S. Government
                        Securities Fund

EX-27.B(iv)             Financial Data Schedule for Franklin       Attached
                        Convertible Securities Fund - Class I

EX-27.B(v)              Financial Data Schedule for Franklin       Attached
                        Convertible Securities Fund - Class II

EX-27.B(vi)             Financial Data Schedule for Franklin       Attached
                        Adjustable U.S. Government Securities
                        Fund

EX-27.B(vii)            Financial Data Schedule for Franklin       Attached
                        Equity Income Fund - Class I

EX-27.B(viii)           Financial Data Schedule for Franklin       Attached
                        Equity Income Fund - Class II

EX-27.B(ix)             Financial Data Schedule for Franklin       Attached
                        Adjustable Rate Securities Fund


*Incorporated by Reference